Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Investors Financial Services Corp. (the “Company”) for the period ending September 30, 2003 as filed on the date hereof (the “Report”), I, Kevin J. Sheehan, Chairman and Chief Executive Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kevin J. Sheehan
Kevin J. Sheehan
Chairman and Chief Executive Officer

November 12, 2003

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the Quarterly Report on Form 10-Q of Investors Financial Services Corp. (the “Company”) for the period ending September 30, 2003 as filed on the date hereof (the “Report”), I, John N. Spinney, Jr., Senior Vice President and Chief Financial Officer, hereby certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John N. Spinney, Jr.
Senior Vice President and Chief Financial Officer

November 12, 2003

A signed original of this written statement required by Section 906 has been provided to Investors Financial Services Corp. and will be retained by Investors Financial Services Corp. and furnished to the Securities and Exchange Commission or its staff upon request.